Interest in Other Entities (Details) - Schedule of details regarding the Purchase Price Allocation of Polyrizon - USD ($) $ in Thousands		Mar. 09, 2021	Jul. 15, 2020
Current assets
Cash and cash equivalents	[1]	$ 121	$ 10
Acquired Equity	[1]	42
Excess to allocate	[1]	79
Loan	[1]		94
Total currents assets	[1]		104
Allocation
Consideration for other instruments	[1],[2]		36
IP	[1]	77	74
Goodwill	[1]	2
Shareholder loan	[1]		(6)
Total allocated	[1]	$ 79	$ 104

[1]	translated at the closing rate at the date of that balance sheet
[2]	Fair value of the Option, to invest an additional amount of up to USD 1 million in consideration for shares of Polyrizon such that following the additional investment and own 51% of Polyrizon’s capital stock on a fully diluted basis.